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COMMON STOCK PURCHASE AGREEMENT

BETWEEN

WIDEPOINT CORPORATION

AND

ENDURANCE PARTNERS (Q.P.), L.P.

DATED

MAY 16, 2008

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COMMON STOCK PURCHASE AGREEMENT

This COMMON STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of the 16th day of May, 2008, by and among WIDEPOINT CORPORATION, a corporation organized and existing under the laws of the State of Delaware (“WIDEPOINT” or the “Company”), and Endurance Partners (Q.P.), L.P., a limited partnership organized under the laws of the State of Texas (hereinafter referred to collectively as “Investor”).

     PRELIMINARY STATEMENT:

WHEREAS, the Investor wishes to purchase from the Company, upon the terms and subject to the conditions of this Agreement, 1,071,046 shares (the “Shares”) of common stock, par value $0.001 per share, of the Company (the “Common Stock”), for a total purchase price of $1,092,466.92 United States Dollars (the “Purchase Price”); and

WHEREAS, the parties desire to enter into this Agreement to memorialize the purchase and sale of such Common Stock.

NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

     ARTICLE I

INCORPORATION BY REFERENCE, SUPERSEDER AND DEFINITIONS

1.1     Incorporation by Reference. The foregoing recitals and the exhibit(s) and schedule(s) attached hereto and referred to herein, are hereby acknowledged to be true and accurate, and are incorporated herein by this reference.

1.2     Superseder. This Agreement, to the extent that it is inconsistent with any other instrument or understanding among the parties governing the affairs of the Company, shall supersede such instrument or understanding to the fullest extent permitted by law. A copy of this Agreement shall be filed at the Company’s principal office.

1.3     Certain Definitions. For purposes of this Agreement, the following capitalized terms shall have the following meanings (all capitalized terms used in this Agreement that are not defined in this Article 1 shall have the meanings set forth elsewhere in this Agreement):

1.3.1     “1933 Act” means the Securities Act of 1933, as amended.

1.3.2     “1934 Act” means the Securities Exchange Act of 1934, as amended.

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1.3.3      “Affiliate” means a Person or Persons directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with the Person(s) in question. The term “control,” as used in the immediately preceding sentence, means, with respect to a Person that is a corporation, the right to the exercise, directly or indirectly, of more than 50 percent of the voting rights attributable to the shares of such controlled corporation and, with respect to a Person that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such controlled Person.

1.3.4     “Articles” means the Certificate of Incorporation of the Company, as the same may be amended from time to time.

1.3.5     “Closing Date” means the payment of the Purchase Price by the Investor to the Company pursuant to this Agreement to purchase the Common Stock, which shall occur the next business day after the date hereof.

1.3.6     “Common Stock” means shares of common stock of the Company, par value $0.001 per share.

1.3.9     "Material Adverse Effect" means any adverse effect on the business, operations, properties or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its material obligations under this Agreement or to perform its obligations under any other material agreement.

1.3.10     “Person” means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

1.3.11     “Purchase Price” means the amount of $1,092,466.92 paid by the Investor to the Company for the Shares.

1.3.12 “SEC” means the Securities and Exchange Commission.

1.3.13 "SEC Documents" means the Company's latest Form 10-K as of the time in question, all Forms 10-Q and 8-K filed thereafter, and the Proxy Statement for its latest fiscal year as of the time in question.

1.3.14 "Shares" means, collectively, the shares of Common Stock of the Company subscribed for hereunder.

ARTICLE II

SALE AND PURCHASE OF WIDEPOINT COMMON STOCK

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2.1      Sale of Common Stock. Upon the terms and subject to the conditions set forth herein, and in accordance with applicable law, the Company agrees to sell to the Investor, and the Investor agrees to purchase from the Company, on the Closing Date the Shares for the Purchase Price. The Purchase Price shall be paid by the Investor to the Company on the Closing Date by a wire transfer of the Purchase Price in United States Dollars to the Company’s Escrow Agent, which Purchase Price funds shall be held by the Company’s Escrow Agent pursuant to the terms of the Escrow Agreement attached hereto and incorporated herein as Exhibit A. The Company shall cause the Shares to be issued to the Investor by the Company’s transfer agent as provided in Section 6.5 of this Agreement after the receipt by the Company’s Escrow Agent of the Purchase Price pursuant to the terms of this Agreement and the Escrow Agreement. Upon the delivery to the Investor of stock certificates evidencing the Shares, the Escrow Agent shall release the Purchase Price to the Company as provided in the Escrow Agreement. The Shares shall be privately issued by the Company without registration rights pursuant to exemptions under the 1933 Act.

     ARTICLE III

     CLOSING DATE AND DELIVERIES AT CLOSING

3.1      Closing Date. The closing of the transactions contemplated by this Agreement (the “Closing”), unless expressly determined herein, shall be held at the offices of the Company on the Closing Date or on such other date and at such other place as may be mutually agreed by the parties, including closing by facsimile with originals to follow.

3.2     Deliveries by the Company.In addition to and without limiting any other provision of this Agreement, the Company agrees to deliver, or cause to be delivered the following:

(a)	At or prior to Closing, an executed Agreement;

(b)	At or prior to Closing, confirmation that the provisions of Paragraph 6.2 herein have been satisfied or commenced, as appropriate;

(c)	At or prior to Closing, an executed Escrow Agreement;

(d)

A copy of the legal opinion issued by the Company’s legal counsel to the Company’s transfer agent of the Common Stock pursuant to which the Company’s transfer agent has been directed to issue a stock certificate to the Investor for the Shares; and

(e)	Such other documents or certificates as shall be reasonably requested by the Investor or its counsel.

3.3     Deliveries by Investor. In addition to and without limiting any other provision of this Agreement, the Investor agrees to deliver, or cause to be delivered the following:

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(a)	At or prior to Closing, the aggregate amount of $1,092,466.92 United States Dollars by wire transfer of immediately available funds to a bank account nominated by the Company;

(b)	At or prior to Closing, an executed Agreement;

(c)	At or prior to Closing, an executed Escrow Agreement; and

(d)	Such other documents or certificates as shall be reasonably requested by the Company or its counsel.

In the event any document provided to the other party in Paragraphs 3.2 and 3.3 herein are provided by facsimile, the party shall forward an original document to the other party within two (2) business days.

3.4     Further Assurances. The Company and the Investor shall, upon reasonable request, on or after the Closing Date, cooperate with each other (specifically, the Company shall cooperate with the Investor, and the Investor shall cooperate with the Company) by furnishing any additional information, executing and delivering any additional documents and/or other instruments and doing any and all such things as may be reasonably required by the parties or their counsel to consummate or otherwise implement the transactions contemplated by this Agreement.

3.5     Waiver. The Investor at its discretion may waive any of the requirements of Section 3.2 of this Agreement, and the Company at its discretion may waive any of the provisions of Section 3.3 of this Agreement.

     ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF WIDEPOINT

WIDEPOINT represents and warrants to the Investor (which warranties and representations shall survive the Closing regardless of what examinations, inspections, audits and other investigations the Investor has heretofore made or may hereinafter make with respect to such warranties and representations) as follows:

4.1     Organization and Qualification. WIDEPOINT is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and is duly qualified to do business in any other jurisdiction by virtue of the nature of the businesses conducted by it or the ownership or leasing of its properties, except where the failure to be so qualified will not, when taken together with all other such failures, have a Material Adverse Effect on the business, operations, properties, assets, financial condition or results of operation of WIDEPOINT and its subsidiaries taken as a whole.

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4.2     Articles of Incorporation and By-Laws. The complete and correct copies of WIDEPOINT’s Articles and By-Laws, as amended or restated to date which have been filed with the SEC, are complete and correct copies of such documents as in effect on the date hereof and as of the Closing Date.

4.3     Capitalization.

4.3.1 The authorized and outstanding capital stock of WIDEPOINT is set forth in WIDEPOINT’s Annual Report on Form 10-K for the year ended December 31, 2007, as filed on April 14, 2008 with the SEC. All shares of capital stock have been duly authorized and are validly issued, and are fully paid and non-assessable, and free of preemptive rights.

4.3.2 Except as set forth in Schedule 4.3 hereto, and as set forth in WIDEPOINT’s SEC Documents filed with the SEC, as of the date hereof and as of the Closing Date, there are not now outstanding options, warrants, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any class of capital stock of WIDEPOINT, or agreements, understandings or arrangements to which WIDEPOINT is a party, or by which WIDEPOINT is or may be bound, to issue additional shares of its capital stock or options, warrants, scrip or rights to subscribe for, calls or commitment of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of any class of its capital stock. The Company agrees to inform the Investor in writing of any options, warrants, or convertible securities granted after the date of this Agreement and prior to the Closing Date. As of the date hereof the Company is not a party to any agreement restricting the voting rights or transfer of any shares of Common Stock of the Company, except for agreements entered into between the Company and acquired entities in which owners of the acquired entities have agreed by contract to certain restrictions on the transfer of shares held by such recipients.

4.3.3 On the Closing Date (i) the Company will have full right, power, and authority to sell, assign, transfer, and deliver, by reason of record and beneficial ownership the Shares to the Investor; (ii) the Shares being sold by the Company to the Investor hereunder will have been duly authorized, validly issued, fully paid, non-assessable, free and clear of all liens, charges, claims, options, pledges, restrictions, and encumbrances whatsoever and free of preemptive rights; and (iii) the Investor will acquire good and marketable title to such Shares, free and clear of all liens, charges, claims, options, pledges, restrictions, and encumbrances whatsoever, except as otherwise provided in this Agreement as to the limitation on transferability of the Shares.

4.4     Authority. WIDEPOINT has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by WIDEPOINT and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of WIDEPOINT are necessary to authorize this Agreement or to consummate the transactions contemplated hereby except as disclosed in this Agreement. This Agreement has been duly executed and delivered by WIDEPOINT and constitutes the legal, valid and binding obligation of WIDEPOINT, enforceable against WIDEPOINT in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

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4.5     No Conflict; Required Filings and Consents. The execution and delivery of this Agreement by WIDEPOINT does not, and the performance by WIDEPOINT of its respective obligations hereunder will not: (i) conflict with or violate the Articles or By-Laws of WIDEPOINT; (ii) conflict with, breach or violate any federal, state, foreign or local law, statute, ordinance, rule, regulation, order, judgment or decree (collectively, "Laws") in effect as of the date of this Agreement and applicable to WIDEPOINT; (iii) result in any breach of, constitute a default (or an event that with notice or lapse of time or both would become a default) under, give to any other entity any right of termination, amendment, acceleration or cancellation of, require payment under, or result in the creation of a lien or encumbrance on any of the properties or assets of WIDEPOINT pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which WIDEPOINT is a party or by WIDEPOINT or any of its properties or assets is bound; or (iv) require any consent of any third party that has not been obtained pursuant to any material contract to which the Company is subject. Excluded from the foregoing are such violations, conflicts, breaches, defaults, terminations, accelerations, creations of liens, or incumbency that would not, in the aggregate, have a Material Adverse Effect on WIDEPOINT.

4.6     Report and Financial Statements. WIDEPOINT’s Annual Report on Form 10-K for the year ended December 31, 2007, as filed on April 14, 2008 with the SEC contains the audited financial statements of WIDEPOINT as of December 31, 2007 (the “Financial Statements”). WIDEPOINT’s Annual Report on Form 10-K does not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. Each of the balance sheets contained in or incorporated by reference into any such Financial Statements (including the related notes and schedules thereto) fairly presented the financial position of WIDEPOINT as of its date, and each of the statements of income and changes in stockholders’ equity and cash flows or equivalent statements in such Financial Statements (including any related notes and schedules thereto) fairly presents changes in stockholders’ equity and changes in cash flows, as the case may be, of WIDEPOINT for the periods to which they relate, in each case in accordance with United States generally accepted accounting principles (“U.S. GAAP”) consistently applied during the periods involved, except in each case as may be noted therein, subject to normal year-end audit adjustments in the case of unaudited statements. The books and records of WIDEPOINT have been, and are being, maintained in all material respects in accordance with U.S. GAAP and any other applicable legal and accounting requirements.

4.7     No Undisclosed Liabilities. Neither the Company nor any of its subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, continued or otherwise) that would be required to be disclosed on the balance sheet of the Company or any subsidiary (including the notes thereto) in conformity with U.S. GAAP and are not disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its subsidiaries respective businesses since December 31, 2007.

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4.7     Compliance with Applicable Laws. WIDEPOINT is not in violation of, or, to the knowledge of WIDEPOINT is under investigation with respect to or has been given notice or has been charged with the violation of any Law of a governmental agency, except for violations which individually or in the aggregate do not have a Material Adverse Effect.

4.8     Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or Commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of WIDEPOINT.

4.9     SEC Documents. WIDEPOINT acknowledges that WIDEPOINT is a publicly held company and has made available to the Investor after demand true and complete copies of any requested SEC Documents. The Company has registered its Common Stock pursuant to Section 12 of the 1934 Act, and the Common Stock is quoted and traded on the American Stock Exchange (“AMEX”) and the Company is in compliance with all requirements for the continued quotation and trading of its Common Stock on AMEX. The Company is not subject to any no notice, either oral or written, with respect to the continued quotation or trading of the Common Stock on the AMEX. The Company has not provided to the Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act, and rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.10     Litigation. To the knowledge of WIDEPOINT, no litigation, claim, or other proceeding before any court or governmental agency is pending or threatened against WIDEPOINT that materially effects this Agreement.

4.11     Exemption from Registration. Subject to the accuracy of the Investor’s representations in Article V, the sale of the Shares by the Company to the Investor will not require registration under the 1933 Act.When the Shares are issued by the Company to the Investor, the Shares will be duly authorized, validly issued, fully paid and non-assessable. The Company is issuing the Shares in accordance with and in reliance upon the exemption from securities registration afforded, inter alia, by (i) Rule 506 under Regulation D as promulgated by the SEC under the 1933 Act, and/or Section 4(2) of the 1933 Act; and (ii) Rule 903(b)(3) under Regulation S promulgated by the SEC under the 1933 Act.

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4.12     No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its Affiliates nor, to the knowledge of the Company, any Person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D as promulgated by the SEC under the 1933 Act) or general advertising with respect to the sale of the Shares, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Shares under the 1933 Act.

4.13     No Material Adverse Change. Since the filing on April 14, 2008 with the SEC of the Company’s Form 10-K for the year ended December 31, 2007, no Material Adverse Effect has occurred or exists with respect to the Company that has not been disclosed in the SEC Documents. No material supplier has given notice, oral or written, that it intends to cease or reduce the volume of its business with the Company from historical levels. Since the filing on April 14, 2008 with the SEC of the Company’s Form 10-K for the year ended December 31, 2007, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under any applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in writing to the Investor.

4.14     Internal Controls And Procedures. The Company maintains books and records and internal accounting controls which provide reasonable assurance that (i) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are executed with management's authorization; (ii) the recorded accounting of the Company's consolidated assets is compared with existing assets at regular intervals; (iii) access to the Company's consolidated assets is permitted only in accordance with management's authorization; and (iv) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are recorded as necessary to permit preparation of the financial statements of the Company in accordance with U.S. GAAP.

4.15     Full Disclosure. No representation or warranty made by WIDEPOINT in this Agreement and no certificate or document furnished or to be furnished to the Investor pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

     ARTICLE V

     REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor represents and warrants to the Company that:

5.1     Organization and Standing of the Investor. The Investor is a partnership that is duly formed and validly existing under the laws of the State of Texas. The Investor was not formed for the purpose of investing solely in the shares of Common Stock which are the subject of this Agreement.

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5.2     Authorization and Power. The Investor has the requisite power and authority to enter into and perform this Agreement and to purchase the Shares being sold to it hereunder. The execution, delivery and performance of this Agreement by the Investor and the consummation by the Investor of the transactions contemplated hereby have been duly authorized by all necessary corporate action where appropriate. This Agreement has been duly executed and delivered by the Investor and at the Closing shall constitute valid and binding obligations of the Investor enforceable against the Investor in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

5.3     No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Investor of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of such Investor's charter documents or bylaws where appropriate or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Investor is a party, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Investor or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a Material Adverse Effect on such Investor). The Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of such Investor’s obligations under this Agreement or to purchase the Shares from the Company in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Investor is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

5.4     Financial Risks. The Investor acknowledges that such Investor is able to bear the financial risks associated with an investment in the Shares being purchased by the Investor from the Company and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation. The Investor is capable of evaluating the risks and merits of an investment in the Shares being purchased by the Investor from the Company by virtue of its experience as an investor and its knowledge, experience, and sophistication in financial and business matters and the Investor is capable of bearing the entire loss of its investment in the securities being purchased by the Investor from the Company.

5.5     Accredited Investor. The Investor is (i) an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act by reason of Rule 501(a)(3) and (a)(6), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Shares being purchased by the Investor from the Company.

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5.6     Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or Commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Investor.

5.7     Knowledge of Company. The Investor and such Investor’s advisors, if any, have been, upon request, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares being purchased by the Investor from the Company . The Investor and such Investor’s advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries.

5.8     Risk Factors. The Investor understands that such Investor’s investment in the Shares being purchased by the Investor from the Company involves a high degree of risk. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares being purchased by the Investor from the Company. The Investor warrants that such Investor is able to bear the complete loss of such Investor’s investment in the Shares being purchased by the Investor from the Company.

5.9     Full Disclosure. No representation or warranty made by the Investor in this Agreement and no certificate or document furnished or to be furnished to WIDEPOINT pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. Except as set forth or referred to in this Agreement, Investor does not have any agreement or understanding with any person relating to acquiring, holding, voting or disposing of any equity securities of the Company.

ARTICLE VI

COVENANTS OF THE COMPANY

6.1.     Compliance with Laws. The Company hereby agrees to: (i) comply in all respects with the Company's reporting, filing and other obligations under the Laws; and (ii) comply with all Laws in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

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6.2.     AMEX Additional Listing Application. After the date of execution of this Agreement and prior to the Closing, the Company hereby agrees to file an additional listing application with the AMEX and all required documents relating thereto with respect to the shares of Common Stock to be issued by the Company to the Investor under this Agreement.

6.3.     Exchange Act Registration. The Company will cause its Common Stock to continue to be registered under Section 12(b) or (g) of the 1934 Act, will use its best efforts to comply in all respects with its reporting and filing obligations under the 1934 Act, and will not take any action or file any document (whether or not permitted by the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the 1934 Act.

6.4.     Corporate Existence; Conflicting Agreements. The Company will take all steps necessary to preserve and continue the corporate existence of the Company. The Company shall not enter into any agreement, the terms of which agreement would restrict or impair the right or ability of the Company to perform any of its obligations under this Agreement.

6.5.     Instructions to Transfer Agent. Upon the Company’s Escrow Agent receiving the Purchase Price at the Closing, the Company shall cause its legal counsel to issue legal instructions to the Company’s transfer agent of the Common Stock for such transfer agent to issue a certificate in the name of the Investor for the Shares. The Company agrees to cause its transfer agent to issue such stock certificate evidencing the Shares within three (3) business days from the date of the Closing, after which the Company shall further cause its transfer agent to send such original stock certificate by overnight delivery service to the Investor at the address shown in Section 11.5 of this Agreement.

6.6     Use of Proceeds. The Company will use the proceeds from the sale of the Common Stock (excluding amounts paid by the Company for legal and administrative fees in connection with the sale of such securities) for working capital and acquisitions.

ARTICLE VII

COVENANTS OF THE INVESTOR

7.1     Compliance with Laws. The Investor's trading activities with respect to the Shares will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of any public market on which the Company's Common Stock is listed. The Investor agrees that the Investor will not engage in any short-sales, hedging, or other similar activities with regard to the Company’s securities so long as the Investor owns or has a right to acquire any Shares of the Company’s Common Stock.

7.2     Transfer Restrictions. The Investor acknowledges that (1) the Shares have not been registered under the provisions of the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder, or (B) the Investor shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; and (2) any sale of the Shares made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder.

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7.3     Restrictive Legend. The Investor acknowledges and agrees that all certificates and other instruments representing any of the Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such securities):

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY, WITHOUT ANY VIEW TOWARDS RESALE, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THESE SECURITIES MAY NOT BE TRANSFERRED OR RESOLD IN THE ABSENCE OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

ARTICLE VIII

     CONDITIONS PRECEDENT TO THE COMPANY’S OBLIGATIONS

     The obligation of the Company to consummate the transactions contemplated hereby shall be subject to the fulfillment, on or prior to Closing Date, of the following conditions:

8.1     No Termination. This Agreement shall not have been terminated pursuant to Article X hereof.

8.2     Representations True and Correct. The representations and warranties of the Investor contained in this Agreement shall be true and correct in all material respects on and as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on as of the Closing Date.

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8.3     Compliance with Covenants. The Investor shall have performed and complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed or complied by it prior to or at the Closing on the Closing Date.

8.4     No Adverse Proceedings. On the Closing Date, no action or proceeding shall be pending by any public authority or individual or entity before any court or administrative body to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the transactions contemplated hereby or to recover any damages or obtain other relief as a result of the transactions proposed hereby.

ARTICLE IX

     CONDITIONS PRECEDENT TO INVESTOR’S OBLIGATIONS

The obligation of the Investor to consummate the transactions contemplated hereby shall be subject to the fulfillment, on or prior to Closing Date unless specified otherwise, of the following conditions:

9.1     No Termination. This Agreement shall not have been terminated pursuant to Article X hereof.

9.2     Representations True and Correct. The representations and warranties of WIDEPOINT contained in this Agreement shall be true and correct in all material respects on and as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on as of the Closing Date.

9.3     Compliance with Covenants. WIDEPOINT shall have performed and complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed or complied by it prior to or at the Closing on the Closing Date.

9.4     No Adverse Proceedings.     On the Closing Date, no action or proceeding shall be pending by any public authority or individual or entity before any court or administrative body to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the transactions contemplated hereby or to recover any damages or obtain other relief as a result of the transactions proposed hereby.

     ARTICLE X

     TERMINATION, AMENDMENT AND WAIVER

10.1      Termination. This Agreement may be terminated at any time prior to the Closing Date:

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10.1.1     by mutual written consent of the Investor and the Company;

10.1.2     by the Company upon a material breach of any representation, warranty, covenant or agreement on the part of the Investor set forth in this Agreement, or the Investor upon a material breach of any representation, warranty, covenant or agreement on the part of WIDEPOINT set forth in this Agreement, or if any representation or warranty of WIDEPOINT or the Investor, respectively, shall have become untrue, in either case such that any of the conditions set forth in Article VIII or Article IX hereof would not be satisfied (a "Terminating Breach"), and such breach shall, if capable of cure, not have been cured within five (5) business days after receipt by the party in breach of a notice from the non-breaching party setting forth in detail the nature of such breach.

10.2      Effect of Termination. In the event of the termination of this Agreement pursuant to Paragraph 10.1.1 hereof, there shall be no liability on the part of WIDEPOINT or the Investor or any of their respective officers, directors, agents or other representatives and all rights and obligations of any party hereto shall cease.

10.3     Amendment; No Assignment. This Agreement may be amended by the parties hereto any time prior to the Closing Date by an instrument in writing signed by the parties hereto. This Agreement and the respective rights and obligations of the parties hereto may not be assigned without the prior written consent of all the parties hereto, such consent not to be unreasonably withheld.

10.4     Waiver. At any time prior to the Closing Date, WIDEPOINT or the Investor, as appropriate, may: (a) extend the time for the performance of any of the obligations or other acts of other party; (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto which have been made to it or them; or (c) waive compliance with any of the agreements or conditions contained herein for its or their benefit. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby.

     ARTICLE XI

     GENERAL PROVISIONS

11.1   Transaction Costs. Each of the parties shall pay all of its costs and expenses (including attorney fees and other legal costs and expenses and accountants’ fees and other accounting costs and expenses) incurred by that party in connection with this Agreement.

11.2     Indemnification. The Investor agrees to indemnify, defend and hold the Company (following the Closing Date) and its officers and directors harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney’s fees, that it shall incur or suffer, which arise out of or result from any breach of this Agreement by such Investor or failure by such Investor to perform with respect to any of its representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement. The Company agrees to indemnify, defend and hold the Investor harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney’s fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of this Agreement or failure by the Company to perform with respect to any of its representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement. In no event shall the Company or the Investors be entitled to recover consequential or punitive damages resulting from a breach or violation of this Agreement nor shall any party have any liability hereunder in the event of gross negligence or willful misconduct of the indemnified party. In the event of a breach of this Agreement by the Company, the Investor shall be entitled to pursue a remedy of specific performance upon tender into the Court an amount equal to the Purchase Price hereunder. The indemnification by the Investors shall be limited to the amount it has invested in the Common Stock on the Closing Date.

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11.3     Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4     Entire Agreement. This Agreement (together with the Schedules and any exhibits or other documents referred to herein) constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

11.5     Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or (iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid, in each of the preceding cases as follows:

   If to WIDEPOINT:

   WidePoint Corporation

   One Lincoln Centre, Suite 1100

   Oakbrook Terrace, Illinois 60181

Facsimile No.: 630-629-7559
Attention: James T McCubbin

                                    With a copy to:
                                    Foley & Lardner LLP

   3000 K Street, N.W., Suite 400

Washington, D.C. 20007
Facsimile No.: 202-672-5399
Attn: Thomas L. James, Esq.

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If to the Investor:

                                    Endurance Partners (Q.P.), L.P.

                                    c/o Timothy G. Ewing
                                   Ewing & Partners
                                   4514 Cole Street, STE 808
                                   Dallas, Texas 75205
                                   Facsimile No.: (214) 522-2176

                                   With a copy to:

                                   Jack R. Bird, Esq.

                                   Jack R. Bird, P.C.
                                   4514 Travis Street, Suite 300
                                   Dallas, Texas 75205
                                   Facsimile No.: (214) 599-0602

11.6     Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any such term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

11.7     Binding Effect. All the terms and provisions of this Agreement whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

11.8     Preparation of Agreement. This Agreement shall not be construed more strongly against any party regardless of who is responsible for its preparation. The parties acknowledge each contributed and is equally responsible for its preparation.

11.9     Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to applicable principles of conflicts of law.

11.10 Jurisdiction. This Agreement shall be exclusively governed by and construed in accordance with the laws of the State of Delaware. If any action is brought among the parties with respect to this Agreement or otherwise, by way of a claim or counterclaim, the parties agree that in any such action, and on all issues, the parties irrevocably waive their right to a trial by jury. Exclusive jurisdiction and venue for any such action shall be the federal courts serving the State of Delaware. In the event suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

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11.11     Further Assurances, Cooperation. Each party shall, upon reasonable request by the other party, execute and deliver any additional documents necessary or desirable to complete the transactions herein pursuant to and in the manner contemplated by this Agreement. The parties hereto agree to cooperate and use their respective best efforts to consummate the transactions contemplated by this Agreement.

11.12     SurvivalThe representations, warranties, covenants and agreements made herein shall survive the Closing of the transaction contemplated hereby.

11.13     No Third Parties     Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties hereto and their respective administrators, executors, legal representatives, heirs, successors and assignees. Nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.

11.14     Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

11.15     Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

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IN WITNESS WHEREOF, the Investor and the Company duly have executed this Agreement as of the date first written above.

WIDEPOINT:

WIDEPOINT CORPORATION

By: __________________________________
Name:
Title:

ENDURANCE PARTNERS (Q.P.), L.P.

By: __________________________________
Name:
Title: